SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

               WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND, INC.
                (Name of Registrant as Specified In Its Charter)

        -----------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(I)(1)
         and 0-11.
(1)      Title of each class of securities to which transaction applies:
(2)      Aggregate number of securities to which transaction applies:
(3)      Per unit price or other underlying value of transaction
         computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)      Proposed maximum aggregate value of transaction:
(5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)      Amount Previously Paid:
(2)      Form, Schedule or Registration Statement No.:
(3)      Filing Party:
(4)      Date Filed:



                              WARBURG PINCUS FUNDS
                              466 Lexington Avenue
                               New York, NY 10017

                                                                   April 8, 1999

Dear Shareholder:

        On February 15, 1999 the parent companies of Warburg Pincus Asset Management, Inc. ("Warburg") entered into an agreement with Credit Suisse Group ("Credit Suisse") pursuant to which Credit Suisse will acquire Warburg. Following such acquisition, Credit Suisse intends to combine Warburg with its existing U.S. asset management business.

        As a result of the acquisition, the governing Boards of the Warburg Pincus Funds advised by Warburg are being changed to conform to applicable regulatory requirements. You are being asked to elect new Directors to the Board of your Fund, which is advised by Credit Suisse Asset Management ("CSAM"), so that, for ease of operation, all Warburg Pincus Funds will have identical governing Boards. You are also being asked to ratify the selection of PricewaterhouseCoopers LLP as your Fund's independent accountants. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR BOTH PROPOSALS.

        Since all of the Funds are conducting shareholder meetings, if you own shares of more than one Fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

        Your vote is important. PLEASE TAKE A MOMENT NOW TO VOTE, EITHER BY COMPLETING AND RETURNING YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE, BY TELEPHONE OR THROUGH THE INTERNET. You may receive a telephone call from our proxy solicitor, D.F. King & Co., Inc., or from employees of Warburg or CSAM reminding you to vote your shares.

Respectfully,



/s/Eugene L. Podsiadlo
Eugene L. Podsiadlo
President

SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE PROXY CARD, BY TELEPHONE OR THROUGH THE INTERNET TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                              WARBURG PINCUS FUNDS

                  Warburg Pincus Central & Eastern Europe Fund
                     Warburg Pincus Emerging Markets II Fund
                       Warburg Pincus European Equity Fund
                  Warburg Pincus Global Telecommunications Fund
                         Warburg Pincus High Yield Fund
                    Warburg Pincus International Growth Fund
                      Warburg Pincus Long-Short Equity Fund
                  Warburg Pincus Long-Short Market Neutral Fund
                       Warburg Pincus Municipal Bond Fund
                Warburg Pincus Select Economic Value Equity Fund
                Warburg Pincus Strategic Global Fixed Income Fund
                      Warburg Pincus U.S. Core Equity Fund
                   Warburg Pincus U.S. Core Fixed Income Fund


                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

        Please take notice that Special Meetings of Shareholders (each a "Special Meeting") of each Warburg Pincus Fund listed above (each a "Fund" and, collectively, the "Funds") will be held jointly at the offices of Warburg Pincus Asset Management, Inc., 466 Lexington Avenue, 12th Floor, New York, NY 10017, on May 21, 1999 at 4:00 p.m., Eastern time, for the following purposes:

         (1)   To elect Directors of the Funds; and

         (2) To ratify or reject the selection of PricewaterhouseCoopers LLP as the independent accountants for each of the Funds for each Fund's current fiscal year.

        The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

        Holders of record of shares of each Fund at the close of business on the relevant record date are entitled to vote at the Special Meeting and at any adjournments thereof. The record date for Warburg Pincus Long-Short Market Neutral Fund and Warburg Pincus Long-Short Equity Fund is April 5, 1999, and the record date for each other Fund is March 25, 1999.

        As a convenience to shareholders, you can now vote in any one of four ways:

         o     By mail, with the enclosed proxy card(s);

         o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Funds' proxy solicitor, at 1-800-848-3409;

         o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

         o     In person at the meeting.

        In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

        We encourage you to vote by completing and returning your proxy card(s), by telephone or through the Internet. These voting methods will reduce the time and costs associated with the proxy solicitation. Whichever method you choose, please read the full text of the proxy statement before you vote.

                                               By order of the governing Boards,



                                                                  /s/Janna Manes
                                                                     Janna Manes
                                                                       Secretary
April 8, 1999

IMPORTANT--IN ORDER TO AVOID THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETINGS, WE ASK THAT YOU VOTE YOUR SHARES PROMPTLY.

                              WARBURG PINCUS FUNDS


                  Warburg Pincus Central & Eastern Europe Fund
                     Warburg Pincus Emerging Markets II Fund
                       Warburg Pincus European Equity Fund
                  Warburg Pincus Global Telecommunications Fund
                         Warburg Pincus High Yield Fund
                    Warburg Pincus International Growth Fund
                      Warburg Pincus Long-Short Equity Fund
                  Warburg Pincus Long-Short Market Neutral Fund
                       Warburg Pincus Municipal Bond Fund
                Warburg Pincus Select Economic Value Equity Fund
                Warburg Pincus Strategic Global Fixed Income Fund
                      Warburg Pincus U.S. Core Equity Fund
                   Warburg Pincus U.S. Core Fixed Income Fund

                              466 Lexington Avenue
                               New York, NY 10017

                              JOINT PROXY STATEMENT

GENERAL

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board"), of each of the Warburg Pincus Funds listed above (each a "Fund" and, collectively, the "Funds") for use at the Special Meetings of Shareholders of each Fund, to be held jointly at the offices of Warburg Pincus Asset Management, Inc., 466 Lexington Avenue, 12th Floor, New York, NY 10017, on May 21, 1999 at 4:00 p.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").

        This Proxy Statement, the Notice of Special Meetings and the proxy cards are first being mailed to shareholders on or about April 8, 1999 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it on the Internet, by telephone, by mail (addressed to Janna Manes, Secretary of the Funds, c/o Warburg Pincus Asset Management, Inc., 466 Lexington Avenue, New York, NY 10017), in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement.

        The presence at any Special Meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast of a Fund shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to a proposal for which there is represented a sufficient number of votes in favor, actions taken at the Special Meeting will be effective irrespective of any adjournments with respect to the other proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor for that proposal and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.
        Approval of Proposal 1 by a Fund requires the affirmative vote of a plurality of the shares of that Fund voting at the Special Meeting. Approval of Proposal 2 by a Fund requires the affirmative vote of a majority of the shares of that Fund voting at the Special Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposals 1 and 2.
        Holders of record of the shares of common stock of each Fund at the close of business on March 25, 1999 (or April 5, 1999 in the case of Warburg Pincus Long-Short Market Neutral Fund and Warburg Pincus Long-Short Equity Fund) (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Fund as of its Record Date.

                                                               NUMBER OF SHARES
                                                                  OUTSTANDING
NAME OF THE FUND                                               AS OF RECORD DATE
----------------------                                        ------------------
Warburg Pincus Central & Eastern Europe Fund                           10,000
Warburg Pincus Emerging Markets II Fund                             1,584,994
Warburg Pincus European Equity Fund                                 2,809,066
Warburg Pincus Global Telecommunications Fund                         318,117
Warburg Pincus High Yield Fund                                      9,130,414
Warburg Pincus International Growth Fund                           32,494,977
Warburg Pincus Long-Short Equity Fund                                 567,548
Warburg Pincus Long-Short Market Neutral Fund                       1,726,404
Warburg Pincus Municipal Bond Fund                                  1,618,560
Warburg Pincus Select Economic Value Equity Fund                    1,917,903
Warburg Pincus Strategic Global Fixed Income Fund                   1,856,849
Warburg Pincus U.S. Core Equity Fund                                3,723,205
Warburg Pincus U.S. Core Fixed Income Fund                         24,110,221

        Annex I attached hereto sets forth information as of the relevant Record Date regarding the persons known by each Fund to beneficially own more than 5% of the outstanding shares of such Fund.

        Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semiannual report, without charge, by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030 or by calling your CSAM client service officer at 800-275-4232.

RECENT DEVELOPMENTS

        On February 15, 1999, the parent companies of Warburg entered into a Merger Agreement and Plan of Reorganization (the "Merger Agreement") with Credit Suisse Group ("Credit Suisse"), the ultimate parent entity of Credit Suisse Asset Management ("CSAM"), each Fund's investment adviser. Under the terms of the Merger Agreement, Credit Suisse will acquire the direct parent company of Warburg (the "Acquisition"). Upon consummation of the Acquisition, Credit Suisse intends to combine Warburg with Credit Suisse's existing U.S. asset management business (the "Reorganization"), and such combined businesses are expected to be conducted by a single direct or indirect wholly-owned U.S. subsidiary of Credit Suisse, which would be organized as a limited liability company or a corporation and will operate under the name "Credit Suisse Asset Management".

        Under the Merger Agreement, Credit Suisse will pay up to $650 million to Warburg, Pincus Counsellors G.P. ("Counsellors") for Warburg in a combination of cash and Credit Suisse common stock, which includes an initial $450 million payable at closing and additional contingent consideration of up to $200 million payable over three years. Counsellors, 70% of which is owned by Warburg, Pincus & Co. and 30% of which is owned by certain employees of Warburg, is the indirect owner of Warburg.

        The Acquisition is subject to a number of conditions and is expected to close in mid-1999, although there is no assurance that it will be consummated. The Merger Agreement provides that, as of the closing of the Acquisition, the Board of each investment company sponsored by the parent company of Warburg or one of its subsidiaries shall be composed of eight Directors consisting of one Director selected by Counsellors who is an officer of the parent company of Warburg (who shall be the Vice-Chairman of the Board of such fund), one Director selected by Credit Suisse who is an officer of Credit Suisse or one of its subsidiaries (who shall be Chairman of the Board of such fund) and six Directors who are not "interested persons" of Counsellors, Credit Suisse or Warburg, or their respective affiliates within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

        In addition to acquiring Warburg, Credit Suisse also has agreed to acquire an interest in the private equity business of Warburg, Pincus & Co., the current ultimate parent company of Warburg. Credit Suisse has agreed to purchase a 19.9% passive minority stake in Warburg, Pincus & Co.'s private equity business (the "Private Equity Investment"). Warburg, Pincus & Co. manages over $7 billion in private equity investments, with an additional $5 billion of committed capital available for investment.

        Each of Messrs. John L. Furth and Arnold M. Reichman, current Directors of the Funds (Mr. Reichman also being a nominee for Director of the Funds), is a partner of Counsellors and of Warburg, Pincus & Co., the current ultimate parent company of Warburg, and will share in the purchase prices received by Counsellors and Warburg, Pincus & Co. from Credit Suisse in connection with the Acquisition and the Private Equity Investment, respectively.


                 PROPOSAL 1: ELECTION OF DIRECTORS FOR EACH FUND

         At the Special Meeting, eight (8) Directors are to be elected who will constitute the Board of each Fund. For election of Directors at the Special Meeting, each Fund's Board has approved the nomination of the following individuals: William W. Priest, Arnold M. Reichman, Richard H. Francis, Jack W. Fritz, Jeffrey E. Garten, James S. Pasman, Jr., Steven N. Rappaport and Alexander B. Trowbridge. The election of Messrs. Priest, Francis, Pasman and Rappaport to a Fund's Board will take effect only upon the closing of the Acquisition; the election of Messrs. Reichman, Fritz, Garten and Trowbridge will be immediately effective in any event as they currently are members of each Board. Effective upon the closing of the Acquisition, each of Richard N. Cooper and John L. Furth will resign as Directors of each Fund.

        The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Director so elected will serve as a Director of the respective Fund until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner resigns, dies or is removed as provided in the organizational documents of each Fund.

        Each of the nominees has indicated that he is willing to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Directors may recommend.

        The following table sets forth certain information concerning the current Directors and the nominees. Unless otherwise noted, each of the Directors and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

                                    NOMINEES

                                        PRESENT OFFICE WITH THE FUNDS
                                       (DATE NOMINEE BECAME DIRECTOR),
                                            PRINCIPAL OCCUPATION OR
                                                EMPLOYMENT AND
 NAME (AGE)                                      DIRECTORSHIPS
-------------------              -----------------------------------------------

William W. Priest* (56)          Nominee for Director of the Funds;
c/o Credit Suisse Asset          Chairman-Management Committee, Chief
  Management                     Executive Officer and Managing Director of
153 East 53rd Street             CSAM (U.S.) since 1990; Director of TIG
New York, NY 10022               Holdings, Inc.; Director of other investment
                                 companies advised by CSAM.

Arnold M. Reichman *+ (50)       Director of the Funds since July 20, 1998;
c/o Warburg Pincus Asset         Managing Director and Chief Operating
  Management, Inc.               Officer of Warburg; Associated with
466 Lexington Avenue             Warburg since 1984; Director of The RBB
New York, NY 10017-3147          Fund, Inc. since July 1991; Officer of
                                 Counsellors Securities and other companies affiliated with Warburg.

Richard H. Francis (65)          Nominee for Director of the Funds; Currently
40 Grosvenor Road                retired; Executive Vice President and Chief
Short Hills, NJ 07078            Financial Officer of Pan Am Corporation and
                                 Pan American World Airways, Inc. from 1988 to 1991; Director of other investment companies advised by CSAM; Director of The Infinity
                                 Mutual Funds, BISYS Group Incorporated.

Jack W. Fritz (71)               Director of the Funds since July 20, 1998;
2425 North Fish Creek Road       Private investor; Consultant and Director of
P.O. Box 483                     Fritz Broadcasting, Inc. and Fritz Commu-
Wilson, WY 83014                 nications; Director of Advo, Inc.; Director/
                                 Trustee of other investment companies in the Warburg Pincus family of funds.



-------------

  * Nominees considered by the Funds and their counsel to be "interested persons" (as defined in the 1940 Act) of the Funds or of their investment adviser because of their employment by Warburg or CSAM.
  + Mr. Reichman, as a partner of Counsellors and of Warburg, Pincus & Co., the current ultimate parent company of Warburg, will share in the purchase prices received by Counsellors and Warburg, Pincus & Co. from Credit Suisse in connection with the Acquisition and the Private Equity Investment, respectively.

                                        PRESENT OFFICE WITH THE FUNDS
                                       (DATE NOMINEE BECAME DIRECTOR),
                                            PRINCIPAL OCCUPATION OR
                                                EMPLOYMENT AND
 NAME (AGE)                                      DIRECTORSHIPS
-------------------              -----------------------------------------------

Jeffrey E. Garten (52)           Director of the Funds since July 20, 1998;
Box 208200                       Dean of Yale School of Management and
New Haven, CT 06520-8200         William S. Beinecke Professor in the Practice
                                 of International Trade and Finance; Under-secretary of Commerce for International
                                 Trade from November 1993 to October 1995;
                                 Director/ Trustee of other investment
                                 companies in the Warburg Pincus family of funds.

James S. Pasman, Jr. (68)        Nominee for Director of the Funds; Currently
29 The Trillium                  retired; President and Chief Operating Officer
Pittsburgh, PA 15238             of National InterGroup, Inc. from April 1989
                                 to March 1991; Chairman of Permian Oil Co.
                                 from April 1989 to March 1991; Director of other investment companies advised by CSAM;
                                 Director of Education Management Corp., Tyco
                                 International Ltd.; Trustee of BT Insurance
                                 Funds Trust.

Steven N. Rappaport (49)         Nominee for Director of the Funds; President
c/o Loanet, Inc.                 of Loanet, Inc. since 1997; Executive Vice
153 East 53rd Street,            President of Loanet, Inc. from 1994 to 1997;
Suite 5500                       Director, President, North American
New York, NY 10022               Operations, and former Executive Vice
                                 President from 1992 to 1993 of Worldwide
                                 Operations of Metallurg Inc.; Executive Vice
                                 President, Telerate, Inc. from 1987 to 1992;
                                 Partner in the law firm of Hartman & Craven until 1987; Director of other investment companies advised by CSAM.

Alexander B.Trowbridge (69)      Director of the Funds since July 20, 1998;
1317 F Street, N.W.,             Currently retired; President of Trowbridge
5th Floor Partners,              Inc. from January 1990 to November
Washington, DC 20004 1996;       Director or Trustee of New England Life
                                 Insurance Co., ICOS Corporation, The Rouse
                                 Company, Harris Corp., The Gillette Co.,
                                 Sunoco, Inc. and IRI International, Inc.;
                                 Director/Trustee of other investment
                                 companies in the Warburg Pincus family of funds.

                 CURRENT DIRECTORS NOT STANDING FOR RE-ELECTION:

                                        PRESENT OFFICE WITH THE FUNDS
                                        (DATE PERSON BECAME DIRECTOR),
                                            PRINCIPAL OCCUPATION OR
                                                EMPLOYMENT AND
 NAME (AGE)                                      DIRECTORSHIPS
-------------------              -----------------------------------------------

Richard N. Cooper* (64)          Director of the Funds since July 20, 1998;
c/o Harvard University           Professor at Harvard University; National
1737 Cambridge Street            Intelligence Council from June 1995 until
Cambridge, MA 02777-7138         January 1997; Director or Trustee of
                                 CircuitCity Stores, Inc. (retail electronics and appliances) and Phoenix Home Mutual Life
                                 Insurance Company; Director/Trustee of other investment companies in the Warburg Pincus family of funds.



John L. Furth*+ (68)             Director of the Funds since July 20, 1998;
c/o Warburg Pincus Asset         Chairman of the Board of the Funds and
  Management, Inc.               Warburg and Managing Director of Warburg;
466 Lexington Avenue             Associated with Warburg since 1970; Director
New York, NY 10017-3147          of other companies affiliated with Warburg;
                                 Chairman of the Board of Directors/Trustees of other investment companies in the Warburg
                                 Pincus family of funds.


















-------------

  * Directors considered by the Funds and their counsel to be "interested persons" (as defined in the 1940 Act) of the Funds or of their investment adviser. Mr. Furth is considered an "interested person" because of his employment by Warburg. Mr. Cooper is considered an "interested person" because he provides economic consulting services to a controlling person of Warburg.

  + Mr. Furth, as a partner of Counsellors and of Warburg, Pincus & Co., the current ultimate parent company of Warburg, will share in the purchase prices received by Counsellors and Warburg, Pincus & Co. from Credit Suisse in connection with the Acquisition and the Private Equity Investment, respectively.

        The table below sets forth the number of shares of each Fund owned directly or beneficially by the nominees to and Directors of the relevant Board as of the relevant Record Date. Nominees or Directors who do not own any Shares have been omitted from the table.
Funds which are not owned by any nominees or Directors also have been omitted from the table.
                                                                     ALL CURRENT
                                                                     DIRECTORS
                                                                        AND
                                                                     EXECUTIVE
                                   NAME OF              SHARES        OFFICERS
         FUND NAME            DIRECTOR/NOMINEE          HELD(1)      AS A GROUP
----------------------     -----------------------   -------------   -----------

Warburg Pincus Global      William W. Priest             1,936             *
  Telecommunications
  Fund

Warburg Pincus Long-       William W. Priest               719             *
  Short Equity Fund

-------------

(1) The information as to beneficial ownership is based on statements furnished to the Funds by each Director and nominee. For purposes of this table, beneficial ownership is based on sole voting and investment power.
  * Less than 1%.

        The table below sets forth the aggregate number of shares, and percentage of the outstanding shares, of certain Funds owned by certain accounts as of the Record Date for which CSAM acts as investment adviser. CSAM and the relevant Fund's portfolio manager may be deemed to be a beneficial owner of such shares but disclaim any beneficial ownership in such shares.
                                                                     Percentage
                                                                     of Shares
                                                                     Outstanding
                                                Number of Shares       as of
Name of Fund                                    as of Record Date    Record Date
-------------                                   ----------------   -------------

Warburg Pincus Emerging Markets II                1,344,774           84.84%
     Fund
Warburg Pincus High Yield Fund                    6,537,733           71.60%
Warburg Pincus International                     30,389,269           93.52%
     Growth Fund
Warburg Pincus Long-Short Market                    212,704           12.32%
     Neutral Fund
Warburg Pincus Municipal Bond Fund                1,604,292           99.12%
Warburg Pincus Select Economic Value              1,917,485           99.98%
     Equity Fund
Warburg Pincus Strategic Global Fixed             1,851,809           99.73%
     Income Fund
Warburg Pincus U.S. Core Equity Fund              3,436,163           92.29%
Warburg Pincus U.S. Core Fixed Income            23,693,545           98.27%
     Fund

        To the best of each Fund's knowledge, as of the relevant Record Date, no person owned beneficially more than 5% of any Fund's outstanding shares except as stated above or in Annex I.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

        The Board of Directors of each Fund is responsible for the general oversight of Fund business. A majority of the Board's members are not affiliated with Warburg or CSAM. These Non-interested Directors have primary responsibility for assuring that each Fund is managed in a manner consistent with the best interests of its shareholders.

        Each Board meets in person at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the Non-interested Directors review the fees paid to CSAM for investment advisory services and to affiliates of Warburg for administrative and distribution services.

        The Board of each Fund has both an Audit Committee and a Nominating Committee, the responsibilities of which are described below.

AUDIT COMMITTEE

        The Board of each Fund has an Audit Committee consisting of all the Non-interested Directors. The Audit Committee reviews with management and the independent accountants for each Fund, among other things, the scope of the audit and the internal controls for each Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each Fund to the Board and, in general, considers and reports to the Board on matters regarding each Fund's accounting and bookkeeping practices.

NOMINATING COMMITTEE

        The Board of each Fund has a Nominating Committee consisting of all the Non-interested Directors. The Committee is charged with the duty of making all nominations of Non-interested Directors and consideration of other related matters. Shareholders' recommendations as to nominees received by Fund management would be referred to the Committee for its consideration and action.

        The Funds did not commence operations until October 26, 1998 and held only one Board meeting during the fiscal period ended August 31, 1998, which was held on July 20, 1998 and attended by each incumbent Director. No meetings of the Audit Committee or Nominating Committee were held through the end of each Fund's first fiscal period ended August 31, 1998.

EXECUTIVE OFFICERS

        The following persons are officers of each of the Funds:

                                          PRESENT OFFICE WITH THE FUNDS
                                         (YEAR FIRST BECAME AN OFFICER);
                                             PRINCIPAL OCCUPATION OR
 NAME (AGE)                                      EMPLOYMENT (1)(2)
----------------------             ------------------------------------------

Eugene L. Podsiadlo (42)           President (1998)
466 Lexington Avenue               Managing Director of Warburg; Associated
New York, NY 10017-3147            with Warburg since 1991; Officer of Counsel-
                                   lors Securities and of other companies
                                   affiliated with Warburg and investment
                                   companies in the Warburg Pincus family of funds.

Steven B. Plump (40)               Executive Vice President (1998)
466 Lexington Avenue               Senior Vice President of Warburg; Associated
New York, NY 10017-3147            with Warburg since 1995; Associated with
                                   Chemical Investment Services and its
                                   affiliates from 1993 until 1995; Officer of other investment companies in the Warburg
                                   Pincus family of funds.

Stephen Distler (45)               Vice President (1998)
466 Lexington Avenue               Managing Director of Warburg; Associated
New York, NY 10017-3147            with Warburg since 1984; Officer of Counsel-
                                   lors Securities and of other companies
                                   affiliated with Warburg and investment
                                   companies in the Warburg Pincus family of funds.

Janna Manes, Esq. (31)             Vice President and Secretary (1998)
466 Lexington Avenue               Vice President, Secretary and General Counsel
New York, NY 10017-3147            of Warburg; Associated with Warburg since
                                   1996; Associated with the law firm of
                                   Willkie Farr & Gallagher from 1993 to 1996;
                                   Officer of Counsellors Securities and of other companies affiliated with Warburg and investment companies in the Warburg Pincus family of funds.

                                          PRESENT OFFICE WITH THE FUNDS
                                         (YEAR FIRST BECAME AN OFFICER);
                                             PRINCIPAL OCCUPATION OR
 NAME (AGE)                                      EMPLOYMENT (1)(2)
----------------------             ------------------------------------------

Howard Conroy, CPA (45)            Vice President and Chief
466 Lexington Avenue               Financial Officer (1998)
New York, NY 10017-3147            Vice President of Warburg; Associated with
                                   Warburg since 1992; Officer of Counsellors
                                   Securities and of other companies affiliated with and investment companies in the Warburg
                                   Pincus family of funds.



Daniel S. Madden, CPA (33)         Treasurer and Chief
466 Lexington Avenue               Accounting Officer (1998)
New York, NY 10017-3147            Vice President of Warburg; Associated with
                                   Warburg since 1995; Associated with
                                   BlackRock Financial Management, Inc. from
                                   September 1994 to October 1996; Associated with CSAM from April 1993 to September
                                   1994; Officer of other investment companies in the Warburg Pincus family of funds.

Stuart J. Cohen, Esq. (30)         Assistant Secretary (1998)
466 Lexington Avenue               Vice President and Associate General Counsel
New York, NY 10017-3147            of Warburg; Associated with Warburg since
                                   1997; Associated with the law firm of Gordon
                                   Altman Butowsky Weitzen Shalov & Wein from
                                   1995 to 1997; Officer of other investment companies in the Warburg Pincus family of funds.

                                           PRESENT OFFICE WITH THE FUNDS
                                          (YEAR FIRST BECAME AN OFFICER);
                                              PRINCIPAL OCCUPATION OR
 NAME (AGE)                                       EMPLOYMENT (1)(2)
----------------------              ------------------------------------------

Hal Liebes, Esq. (34)               Assistant Secretary (1998)
153 East 53rd Street                Director and General Counsel of CSAM;
New York, NY 10022                  Associated with CSAM since 1995;
                                    Associated with CS First Boston Investment
                                    Management from 1994 to 1995; Associated with Division of Enforcement, U.S.
                                    Securities and Exchange Commission from 1991 to 1994; Officer of other investment companies advised by CSAM.

Michael A. Pignataro (39)           Assistant Secretary (1998)
153 East 53rd Street                Vice President and Director of Fund
New York, NY 10022                  Administration of CSAM; Associated with
                                    CSAM since 1984; Officer of other investment companies by CSAM.

Rocco A. DelGuercio (35)            Assistant Treasurer (1998)
153 East 53rd Street                Assistant Vice President of CSAM and
New York, NY 10022                  Administrative Officer for investment
                                    companies advised by CSAM; Associated with CSAM since 1996; Associated with Bankers
                                    Trust Corp. from March 1994 to June 1996;
                                    Officer of other investment companies
                                    advised by CSAM.



-------------

  (1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

  (2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the by-laws of the Fund.

        It is presently contemplated that certain of the executive officers of the Funds may change and that additional executive officers may be added following consummation of the Acquisition, subject in each case to Board approval and compliance with any restrictions imposed by regulations applicable to Credit Suisse and its subsidiaries under the Bank Holding Company Act of 1956, as amended.
                                      -12-

                     COMPENSATION OF DIRECTORS AND OFFICERS

        Each Fund pays each Director who is not an employee of Warburg or CSAM an annual fee and an annual Audit Committee fee plus specified amounts for Board meetings attended and compensates him for out-of-pocket expenses related to Fund business.

        CSAM supervises each Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of each Fund and receives an advisory fee for its services. Several of each Fund's officers and Directors are also officers, Directors, employees or indirect shareholders of CSAM and participate in the fees paid to that firm, although each such Fund makes no direct payments to them.

        The following Compensation Table provides in tabular form the following data:

         Column (1)   All Funds from which each Director will receive
                      compensation.

         Column (2)   Estimated aggregate compensation to be received by
                      each Director of each Fund from October 26, 1998
                      (commencement of operations) through August 31, 1999 and estimated total compensation to be received by each Director from the 39 investment companies comprising the Warburg Pincus Funds (collectively, the "Fund Complex") through August 31, 1999.

        The Directors do not receive any pension or retirement benefits from any Fund in the Fund Complex.

                               COMPENSATION TABLE

                                                         (2)
                                                AGGREGATE COMPENSATION
                           -----------------------------------------------------------------
        (1)                        RICHARD N.     JACK W.       JEFFREY E.    ALEXANDER B.
   NAME OF FUND                      COOPER         FRITZ         GARTEN       TROWBRIDGE
------------------------         ------------    --------      ---------- ------------------
Warburg Pincus Central & Eastern
 Europe Fund                       $    750       $   750        $   750       $   825
Warburg Pincus Emerging
 Markets II Fund                   $  1,500       $ 1,750        $ 1,750       $ 1,825
Warburg Pincus European
 Equity Fund                       $  1,500       $ 1,750        $ 1,750       $ 1,825
Warburg Pincus Global
 Telecommunications Fund           $  1,500       $ 1,750        $ 1,750       $ 1,825
Warburg Pincus High Yield Fund     $  1,500       $ 1,750        $ 1,750       $ 1,825
Warburg Pincus International
 Growth Fund                       $  1,500       $ 1,750        $ 1,750       $ 1,825
Warburg Pincus Long-Short
 Equity Fund                       $  1,500       $ 1,750        $ 1,750       $ 1,825
Warburg Pincus Long-Short
 Market Neutral Fund               $  1,500       $ 1,750        $ 1,750       $ 1,825
Warburg Pincus Municipal
 Bond Fund                         $  1,500       $ 1,750        $ 1,750       $ 1,825

                                      -13-

                               COMPENSATION TABLE

                                                         (2)
                                                AGGREGATE COMPENSATION
                           ----------------------------------------------------------------------
        (1)                        RICHARD N.     JACK W.       JEFFREY E.    ALEXANDER B.
   NAME OF FUND                      COOPER         FRITZ         GARTEN       TROWBRIDGE
------------------------         ------------    --------      ---------- ------------------
Warburg Pincus Select Economic
 Value Equity Fund                 $  1,500       $ 1,750       $ 1,750       $ 1,825
Warburg Pincus Strategic Global
 Fixed Income Fund                 $  1,500       $ 1,750       $ 1,750       $ 1,825
Warburg Pincus U.S. Core
 Equity Fund                       $  1,500       $ 1,750       $ 1,750       $ 1,825
Warburg Pincus U.S. Core Fixed
 Income Fund                       $  1,500       $ 1,750       $ 1,750       $ 1,825
-------------------------------------------------------------------------------------------------
Total Compensation from the
 Funds and Fund Complex paid to
 each Director                     $47,500        $75,750       $75,750       $78,675


        Arnold M. Reichman and John L. Furth receive compensation from affiliates of Warburg, and, accordingly, receive no compensation from the Funds or any other investment company in the Fund Complex.

REQUIRED VOTE

        Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes of each Fund cast at the Special Meeting in person or by proxy. This means that the eight nominees receiving the largest number of votes will be elected. The Directors of each Fund, including the Non-interested Directors, unanimously recommend that the shareholders of each Fund vote in favor of each of the nominees listed in this Proposal 1.


                      PROPOSAL 2: RATIFICATION OR REJECTION
                   OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

        The Board of Directors of each of the Funds, including a majority of the Non-interested Directors, has selected PricewaterhouseCoopers LLP to act as independent accountants for each of the Fund's current fiscal year. PricewaterhouseCoopers LLP are independent accountants and have advised the Funds that they have no direct financial interest or material indirect financial interest in the Funds. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

REQUIRED VOTE

        Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes of each Fund cast at the Special Meeting in person or by proxy. The Directors of each Fund unanimously recommend that the shareholders of each Fund vote in favor of this Proposal 2.

                             ADDITIONAL INFORMATION
GENERAL

        The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone, will be paid by Credit Suisse. In addition to solicitation by mail, certain officers and representatives of each Fund, officers and employees of Warburg or CSAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies in person or by telephone.

        D.F. King & Co., Inc. (the "Agent") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of the Agent if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder's voting instructions are accurately determined.

        In all cases where a telephonic proxy is solicited, the Agent's representative is required to ask for each shareholder's full name, address, last four digits of the shareholder's social security or tax identification number, title of the person and whether such person is authorized to direct the voting of such shares (if an entity), the number of shares owned, if known, and to confirm that the shareholder has received the proxy statement and proxy card in the mail. If the information solicited agrees with the information provided to the Agent, then the Agent representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Agent's representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Agent will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter by first class mail to confirm his or her vote and asking the shareholder to call the Agent immediately if his or her votes are not correctly reflected in the confirmation.

        If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, or by the Internet, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent toll-free at 1-800-848-3409. Any proxy given by a shareholder, whether in writing, by telephone or by the Internet, is revocable.

PROPOSALS OF SHAREHOLDERS

        Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to Janna Manes, Secretary of the Warburg Pincus Funds, c/o Warburg Pincus Asset Management, Inc., 466 Lexington Avenue, New York, NY 10017, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

        No Board is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

        PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the governing Boards,


/s/Janna Manes
Janna Manes
Secretary

                                     [PROXY]

                              WARBURG PINCUS FUNDS

                                   [FUND NAME]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    The undersigned hereby appoints HAL LIEBES and MICHAEL A. PIGNATARO, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes a majority of them, or any one if only one be present, to represent and to vote, as designated on the reverse side, all the shares of the Warburg Pincus Fund named above held of record by the undersigned, or with respect to which the undersigned is entitled to vote or act, at the Special Meeting of Shareholders to be held on May 21, 1999 at 4:00 p.m., Eastern time, for the purposes referred to on the reverse side.
--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------              ------------------------------------

------------------------------              ------------------------------------

------------------------------              ------------------------------------

                                 [REVERSE SIDE]

   [ ]   PLEASE MARK VOTES
         AS IN THIS EXAMPLE

-------------------------------------------
           WARBURG PINCUS FUNDS
-------------------------------------------
                                                Nominees     Withheld    For All
                                                For All                  Exept
                                                [ ]          [ ]         [ ]

        VOTE THIS CARD TODAY!              1.  To elect Directors of the Fund.
 BY MAIL, BY PHONE AT 1-800-848-3409
    OR ON-LINE AT www.warburg.com          R.H. Francis         W.W. Priest
                                           J.W. Fritz           S.N. Rappaport
                                           J.E. Garten          A.M. Reichman
                                           J.C. Pasman          A.B. Trowbridge


                                           INSTRUCTION: To withhold authority to
                                           vote for any individual nominee, mark
                                           the "For All Except" box and strike a
                                           line through the name(s) of the
                                           nominee(s).

                                                For          Against     Abstain
                                                [ ]          [ ]         [ ]

                                           2. To ratify the selection of
                                           PricewaterhouseCoopers LLP as
                                           independent accountants for the Fund
                                           for the current fiscal year.

Please be sure to sign and date this Proxy. Date
                                                     Mark box at right if
                                                     comments or address
                                                     change have been
                                                     noted on the reverse
                                                     side of this card.     [ ]


-------------------------------------------------------
Shareholder sign here              Co-owner sign here    RECORD DATE SHARES:

                                     Annex I

                                                                     Percent
Name and Address                                Shares Held         Ownership
-----------------                               -----------     ----------------

Warburg Pincus Central & Eastern
Europe Fund

Credit Suisse Asset Management
Fund Holding (Luxembourg) S.A. **                   10,000                100%
5 Rue Jean Monnet
BP 369
L-2013 Luxembourg

Warburg Pincus Emerging Markets II Fund

Carolina Power & Light Co.                       1,081,057              68.21%
Supplemental Retirement Trust
P.O. Box 3073
301 N. Main Street MC NC 31058
Winston-Salem, NC 27102-3073

National Academy of Sciences                       126,637               7.99%
2101 Constitution Avenue NW
Washington DC 20418-0006

Community Foundation                               110,366               6.96%
Palm Beach Martin Counties Inc.
324 Datura St. #340
West Palm Beach, FL 33401-5420

Clariden Bank                                      105,692               6.67%
Claridenstr 26
CH-8002, Zurich Switzerland

Warburg Pincus European Equity Fund

Charles Schwab & Co. *                           2,332,679              83.04%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Warburg Pincus Global
Telecommunications Fund

Charles Schwab & Co. *                             107,920              33.92%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

                                                                     Percent
Name and Address                                Shares Held         Ownership
-----------------                               -----------     ----------------

National Financial Services Corp. *                 38,766              12.19%
FBO Customers
P.O. Box 3908
New York, NY 10008-3908

Warburg Pincus High Yield Fund

Credit Suisse Asset Management                   1,525,950              16.71%
Fund Holding (Luxembourg) S.A. +
5 Rue Jean Monnet
BP 369
L-2013 Luxembourg

Advantus Capital Management                      1,304,233              14.28%
400 Robert Street N
St. Paul, MN 55101-2015

Fidelity Investment Institution                  1,055,998              11.57%
Operations Co. Inc as Agent for
Certain Employee Benefits Plan
100 Magellan Way #KWIC
Covington, KY 41015-1987

Carl F. Besenbach Trust                          1,026,381              11.24%
Michelin North America Inc.
P.O. Box 19001
Greenville, SC 29602-9001

Southdown Inc. Pension Plan                        580,192               6.35%
Mac & Co.
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Warburg Pincus International Growth Fund

NationsBanc Montgomery Securities *              3,603,925              11.09%
600 Montgomery St. 4th Floor
San Francisco, CA 94111

Employees Retirement Plan Marshfield             2,186,092               6.73%
1000 N. Oak Ave.
Marshfield, WI 54449

                                     -I-2-

                                                                     Percent
Name and Address                                Shares Held         Ownership
-----------------                               -----------     ----------------

Warburg Pincus Long-Short Equity Fund

Investors Fiduciary Trust Co.                      497,381              87.64%
FBO Centurion Trust Co.
801 Pennsylvania Ave.
Kansas City, MO 64105-1307

Warburg Pincus Asset Management +                   60,270              10.62%
Attn: Stephen Distler
466 Lexington Ave., 10th Floor
New York, NY 10017-3140

Warburg Pincus Long-Short Market
Neutral Fund

Investors Fiduciary Trust Co.                      700,098              40.55%
FBO Centurion Trust Co.
801 Pennsylvania Ave.
Kansas City, MO 64105-1307

Warburg Pincus Long-Short Equity Fund +            587,548              34.03%
466 Lexington Ave.
New York, NY 10017

Michael A. Wall Trustee                            195,780              11.34%
Michael A. Wall Trust
P.O. Box 4579
Jackson, WY 83001-4579

Warburg Pincus Municipal Bond Fund

William A. Marquard                                550,952              34.04%
2199 Maysville Rd.
Carlisle, KY 40311-9716

Howard Isermann                                    211,432              13.06%
9 Tulane Drive
Livingston, NJ 07039-6212

Arnold Leon                                        192,563              11.90%
c/o Fiduciary Trust Company
P.O. Box 3199
Church Street Station
New York, NY 10008-3199

                                     -I-3-

                                                                     Percent
Name and Address                                Shares Held         Ownership
-----------------                               -----------     ----------------

Warburg Pincus Select Economic
Value Equity Fund

Buckeye Pipeline                                 1,525,036              79.52%
1525 West Wt Harris Blvd.
CMG NC 1151
Charlotte, NC 28288-1151

Edison Brothers Stores Pension                     221,161              11.53%
P.O. Box 14020
St. Louis, MO 63178-4020

Warburg Pincus Strategic Global
Fixed Income Fund

Sunkist Master Trust                             1,031,154              55.53%
14130 Riverside Drive
Sherman Oaks, CA 91423-2392

Stroehman Bakeries, Inc. Retirement Plan           633,911              34.14%
1525 West Wt Harris Blvd.
CMG NC 1151
Charlotte, NC 28288-1151

State Street Bank & Trust, Trustee                 111,937               6.03%
Fenway Holdings LLC Master Trust
P.O. Box 470
Boston, MA 02102-0470

Warburg Pincus U.S. Core Equity Fund

Buckeye Pipeline                                 1,448,805              38.91%
1525 West Wt. Harris Blvd.
CMG NC 1151
Charlotte, NC 28288-1151

Washington Hebrew Congregation                     463,454              12.45%
3935 Macomb St. NW
Washington DC 20016

Werner & Pfleiderer Pension Plan                   399,262              10.72%
663 E. Crescent Ave.
Ramsey, NJ 07446

Hospital St. Raphael                               315,944               8.49%
P.O. Box 92800
Rochester, NY 14692-8900

                                     -I-4-

                                                                     Percent
Name and Address                                Shares Held         Ownership
-----------------                               -----------     ----------------

FTC & Co.                                          224,412               6.03%
DataLynx
P.O. Box 173736
Denver, CO 80217-3736

Wendel & Co.                                       219,613               5.90%
c/o Bank of New York
P.O. Box 1066
Wall Street Station
New York, NY 10268-1066

Warburg Pincus U.S. Core
Fixed Income Fund

The Northern Trust Company, Trustee              3,066,922              12.72%
Uniroyal Holdings Bond Fund
c/o Uniroyal Holding Inc.
70 Great Hill Road
Naugatuck, CT 06770-2224

Stroehman Bakeries, Inc. Retirement Plan         1,608,889               6.67%
1525 West Wt. Harris Blvd.
CMG 1151
Charlotte, NC 28288-1151
Winifred Masterson Burke Foundation              1,600,203               6.64%
785 Mamaroneck Avenue
White Plains, NY 10605-2593

Huntington Hospital Pension Plan                 1,524,885               6.32%
270 Park Avenue
Huntington, NY 11743-2799

Credit Suisse First Boston                       1,287,512               5.34%
Employee Savings Plan
100 Magellan Way #KWIC
Covington, KY 41015-1987

Local 239 Pension Fund                           1,270,905               5.27%
2380 Hempstead Tpke.
East Meadow, NY 11554-2030

-------------

  * The Fund believes this entity, the holder of record of these shares, is not the beneficial owner of such shares.

  **This Fund has not commenced  operations.  Credit Suisse Asset Management
    Fund Holding (Luxembourg) S.A. has deposited the seed capital and will vote the shares of this Fund in favor of the proposals.

  + The shares of this Fund will be voted in the same proportion as the votes received by the Fund from other shareholders of this Fund.

                                     -I-5-